                                                                     Exhibit 1.1

                FORM OF UNDERWRITING AGREEMENT (DEBT SECURITIES
                   AND WARRANTS TO PURCHASE DEBT SECURITIES)


                                                                          [DATE]



[Name and address
  of Underwriters]



Ladies and Gentlemen:

     From time to time, McKesson Corporation, a Delaware corporation (the "Company"), may enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain securities (the "Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

     Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to the Underwriters who act without any firm being designated as their representative. This Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing

Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of Designated Securities, if any, the initial public offering price of such Designated Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by the Underwriters and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus, relating to the Securities. The registration statement as amended at the time it becomes effective, is hereinafter referred to as the "Initial Registration Statement"; such Initial Registration Statement and any post-effective amendment thereto, together with a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and, in each case, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein is hereinafter referred to as the "Registration Statement." The prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus." Any reference to Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of the Prospectus and any amendment or supplement in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, including any documents incorporated by reference therein as of the date of such filing.

     1.   REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants
          ------------------------------
to, and agrees with the Underwriters, that:

     a. The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose is pending before or, to the knowledge of the Company, threatened by the Commission.

     b. (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein and (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of the Trustee.

     c. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. The accountants who have audited certain financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

     e. The financial statements (together with the related notes thereto) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations for the periods specified, except as otherwise disclosed therein; and except as otherwise stated therein or in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the pro forma consolidated financial data of the Company and its subsidiaries and the related notes thereto included or incorporated by reference in the Registration Statement and Prospectus have been prepared in accordance with the Commission's rules and regulations with respect to pro forma financial data, have been and will be properly compiled on the bases described therein and the assumptions used in the preparation thereof are and will be reasonable and the adjustments used therein are and will be appropriate to give effect to the transactions and circumstances referred to therein.

     f. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of California; and the Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     g. Each significant subsidiary of the Company, as defined by Rule 1-02(w) of Regulation S-X of the Securities Act, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own ifs property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     h. This Agreement has been, and, when signed, the applicable Pricing Agreement relating to the Designated Securities will be, duly authorized, executed and delivered by the Company.

     i.   The Indenture to be dated as of [       ] (the "Indenture") between
the Company and [       ], as trustee (the "Indenture Trustee"), has been duly
authorized
by the Company and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the Indenture Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity); and the Indenture has been qualified under the Trust Indenture Act.

     j.   [If warrants (the "Warrants") to purchase any unsecured senior debt
           ------------------------------------------------------------------
securities (the "Senior Debt Securities"), unsecured senior subordinated debt
-----------------------------------------------------------------------------
securities (the "Senior Subordinated Debt Securities"), unsecured subordinated
------------------------------------------------------------------------------
debt securities (the "Subordinated Debt Securities") or unsecured junior
------------------------------------------------------------------------
subordinated debt securities (the "Junior Subordinated Debt Securities and,
---------------------------------------------------------------------------
together with the Senior Debt Securities, Senior Subordinated Debt Securities
-----------------------------------------------------------------------------
and the Subordinated Debt Securities, the "Debt Securities") of the Company are
-------------------------------------------------------------------------------
being issued, The Warrant Agreement to be dated as of [              ], (the
------------
"Warrant Agreement") between the Company and [              ], has been duly
authorized by the Company and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Warrant Agreement by the other parties thereto, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

     k. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debt Securities [if Warrants are to be issued, the Warrant Agreement] [if Debt
            ----------------------------
Securities convertible into capital stock are issued, the issuance of the Securities issuable upon conversion of the Debt Securities] and, when signed, the applicable Pricing Agreement (A) do not and will not contravene (l) any provision of the General Corporation Law of the State of Delaware (the "DGCL") or any other provision of applicable law, or (2) the charter or by-laws of the Company, or (3) any agreement, contract, bond, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (4) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except with respect to clauses (A)(3) and (A)(4), for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, (B) do not and will not result in the imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries, pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties is bound, except for any liens, charges or encumbrances which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole and (C) do not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states and except as may be required under the Securities Act and the Exchange Act in connection with the offer and sale of the Designated Securities.

     l. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

     m. There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) which are required to be described in the documents incorporated by reference in the Registration Statement or Prospectus and are not so described or (ii) which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or in the power or ability of the Company to perform its obligations under this Agreement or to consummate any of the transactions contemplated by the Prospectus or this Agreement. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     n. The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     o.   [If Debt Securities convertible into capital stock are to be issued,
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The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.]

     p.   [If Debt Securities convertible into capital stock are to be issued,
           -------------------------------------------------------------------
the shares of capital stock of the Company (including the shares outstanding) have been duly authorized and are validly issued, fully paid and non-assessable.]

     q. The Designated Securities have been duly and validly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, such Designated Securities will be valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject, as to enforcement, (A) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity) and (B)
Section 6.6 of the Indenture; the Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.

     r. Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits (collectively, "Permits") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     s. The Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances, and regulated wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals and filed all notices required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of each such permit, license, notice or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits licenses, approvals or obligations or to file such notices would not, singly or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole, except as otherwise disclosed or incorporated by reference in the Prospectus.

     t. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as otherwise disclosed or incorporated by reference in the Prospectus.

     u. [Except for (i) the Registration Rights Agreement dated as of February 19, 1998 among the Company, Salomon Brothers Inc, BancAmerica Robertson
Stephens and J.P. Morgan Securities Inc., (ii) the Registration Rights Agreement dated as of February 20, 1997 among McKesson Financing Trust, the Company and Morgan Stanley & Co. Incorporated and (iii) the Registration Rights Agreement dated as of September 22, 1997 between the Company and 399 Venture Partners, Inc.,] there are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other hand, granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities in any registration statement filed by the Company under the Securities Act.

     v. The securities into or for which the Debt Securities are initially convertible or exchangeable, if any, and for which the Warrants may be exercised (the "Underlying Securities") have been duly authorized and reserved for issuance.

     w. When the Underlying Securities are issued upon the conversion, exchange or exercise the Debt Securities or Warrants, as the case may be, in accordance with the terms of such Debt Securities or Warrants, such Underlying Securities will be validly issued, fully paid and non-assessable and will not be subject to any pre-emptive rights or other rights to subscribe for or purchase such underlying Securities.

     2.   OFFERING.  Upon the execution of the Pricing Agreement applicable to
          --------
any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     3.   PAYMENT AND DELIVERY.  The aggregate principal amount of Designated
          --------------------
Securities to be purchased by the Underwriters pursuant to such Pricing Agreement shall be the aggregate amount set forth in Schedule I to such Pricing Agreement.

     Certificates for the Designated Securities to be purchased by the Underwriters pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of the Underwriters, against payment by the Underwriters or on their behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the Company in such amounts and at such time specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

     4.   CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the
          -------------------------------------------
Underwriters are subject to the following conditions:

     a. Subsequent to the execution and delivery of the Pricing Agreement relating to the Designated Securities and prior to the Time of Delivery:

          i. there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          ii. there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Underwriters' judgment, is so material and adverse and that makes it, in the Underwriters' judgment, impracticable to market the Designated Securities on the terms and in the manner contemplated in the Prospectus.

     b. The Underwriters shall have received at each Time of Delivery for the Designated Securities a certificate, at and as of such Time of Delivery, signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct at and as of such Time of Delivery and that the Company has complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before each such Time of Delivery.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     c. The Underwriters shall have received at each Time of Delivery for the Designated Securities an opinion of Ivan D. Meyerson, Vice President and General Counsel of the Company, at and as of such Time of Delivery, to the effect that:

          i. the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the State of California; and the Company is duly qualified to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          ii. each significant subsidiary of the Company, as defined by Rule l-02(w) of Regulation S-X of the Securities Act, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          iii. [if Debt Securities convertible into capital stock are to be
                -----------------------------------------------------------
               issued, to the best of such counsel's knowledge, the issuance of
               ------
               shares of common stock, par value $0.01 per share (the "Common Stock") of the Company, or preferred stock, par value $0.01 per share (the "Preferred Securities") of the Company, as the case may be, upon the conversion of the Securities is not subject to preemptive or similar rights arising under the DGCL, the charter or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or instrument to which the Company or any of its subsidiaries is a party;]

          iv. if applicable, the securities into or for which the Debt Securities or the Warrants are convertible, exchangeable or exercisable as the case may be, initially reserved for issuance upon such conversion, exchange or exercise of the Debt Securities or the Warrants (the "Underlying Securities"), have been duly authorized and reserved for issuance;

          v. the statements in the Company's most recent Annual Report on Form 10-K under the caption "Legal Proceedings" and the statements regarding legal proceedings in the Company's Current Reports on Form 8-K, as amended, and Quarterly Reports on Form 10-Q, as amended, incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of legal matters or legal proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          vi. each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements, exhibits and schedules included therein as to which counsel need not express any opinion) complied when so filed or, if amended, when so amended, as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

          vii. the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture [if Warrants are to be issued, the Warrant Agreement]
                          ----------------------------
               and the applicable Pricing Agreement, [if Debt Securities
                                                      ------------------
               convertible into capital stock are to be issued and the issuance
               -----------------------------------------------
               of the Securities issuable upon conversion of the Debt Securities] (A) do not and will not contravene (l) any provision of applicable law or the charter or by-laws of the Company, or
               (2) to the best of such counsel's knowledge, any agreement, contract, bond, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (3) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except, with respect to clauses (A)(2) and (A)(3), for a contravention which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, (B) to the best of such counsel's knowledge, do not and will not result in the imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties is bound, except for any liens, charges or encumbrances which would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries taken as a whole, and (C) do not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states and except as may be required under the Securities Act, the Exchange Act and the Trust Indenture Act in connection with the performance of the obligations under this Agreement. Such opinion may state that the term "applicable law" as used in such opinion means those laws, rules and regulations of the State of California, the DGCL and the federal laws of the United States of America that, in such counsel's opinion are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws, the laws, rules and regulations relating specifically to bank holding companies, antifraud laws, or any law, rule or regulation that may have become applicable to the Company as a result of the Underwriters' involvement with the transaction contemplated by this Agreement or because of any facts specifically pertaining to the Underwriters and the rules and regulations of the National Association of Securities Dealers, Inc.), but without such counsel having made any special investigation concerning the applicability of any other laws, rules or regulations;

         viii. to the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) which are required to be described in the Registration Statement or the Prospectus and are not so described or (ii) which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or in the power or ability of the Company to perform its obligations under the Agreement or to consummate any of the transactions contemplated by the Agreement. To the best of such counsel's knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     In addition, such counsel shall state that such counsel or his representatives has participated in discussions with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof (except as otherwise indicated above), on the basis of the foregoing, such counsel shall state that no facts have come to such counsel's attention that have led such counsel to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, as of its date or at or as of the Time of Delivery for the Designated Securities, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The foregoing opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein. In addition, in rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the State of California, the DGCL and the federal laws of the United States.

     d. The Underwriters shall have received at each Time of Delivery for the Designated Securities an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company, dated as of such Time of Delivery, to the effect that:

          i. the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware;

          ii.  the statements (A) in the Prospectus under the caption[s] [if
                                                                          --
               Debt Securities convertible into capital stock are to be issued
               ---------------------------------------------------------------
               "Description of Capital Stock,"][if Warrants are to be issued and
                                                ----------------------------
               "Description of Warrants,"] and "Description of the Debt Securities" and (B) in the Registration Statement in Item 15, insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          iii. this Agreement and the applicable Pricing Agreement relating to the Designated Securities have been duly authorized, executed and delivered by the Company;

          iv. the Indenture has been duly qualified under the Trust Indenture Act and the Indenture has been duly authorized by the Company and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the

               Indenture Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, (a) as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity) and
               (b) such counsel may state that they express no opinion regarding the enforceability or effect of Section 6.6 of the Indenture;

          v.   [if Warrants are to be issued, the Warrant Agreement has been
                ----------------------------
               duly authorized by the Company and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Warrant Agreement by the other parties thereto, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity);]

          vi. the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debt Securities [if Warrants are to be issued, the
                                               ----------------------------
               Warrant Agreement] and, when signed, the applicable Pricing Agreement, [if Debt Securities convertible into capital stock are
                           -----------------------------------------------------
               to be issued
               ------------
               and the issuance of the Debt Securities issuable upon conversion of the Debt Securities] (A) do not and will not contravene any provision of applicable law, the charter or by-laws of the Company, and (B) do not require any consent, approval, authorization or order of or qualification with, any governmental body or agency, except such as may be required by the securities or Blue Sky laws of the various states. Such opinion may state that the term "applicable law" as used in such opinion means those laws, rules and regulations of the state of New York, the state of California, the DGCL and the federal laws of the United States of America that, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws, the laws, rules and regulations relating specifically to bank holding companies, antifraud laws, or any law, rule or regulation that may have become applicable to the Company as a result of the Underwriters' involvement with the transaction contemplated by this agreement or because any facts specifically pertaining to the Underwriters and the rules and regulations of the National Associa-tion of Securities Dealers, Inc.), but without such counsel having made any special investigation concerning the applicability of any other laws, rules or regulations;

          vii. the Company is not an "investment company," as such term is defined in the Investment Company Act;

         viii. each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission, except that in each case we express no opinion as to (a) the documents and information incorporated or deemed to be incorporated by reference therein (the "Incorporated Documents") or (b) the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any of the documents incorporated therein by reference;

          ix. the Designated Securities have been duly and validly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement [if Warrants are to be issued, the
                                           ----------------------------
               Warrant Agreement] and the Pricing Agreement, such Designated Securities will be valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, (a) subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity) and (b) such counsel may state that they express no opinion regarding the enforceability or effect of Section 6.6 of the Indenture; the Securities conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and

          x.   [if Debt Securities convertible into capital stock are to be
                -----------------------------------------------------------
               issued when the Underlying Securities are issued upon conversion
               ------
               of the Debt

               Securities or the Warrants in accordance with the terms of the Debt Securities or the Warrants, such Underlying Securities will be validly issued, fully paid and non-assessable.]

     The foregoing opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein. In addition, in rendering such opinion, such counsel shall state that such opinion is limited to matters arising under the laws of the states of New York and California, the DGCL and the federal laws of the United States.

     e. The Underwriters shall have received at each Time of Delivery for the Designated Securities an opinion of [_____________________], counsel for the Underwriters, at and as of such Time of Delivery, in form and substance satisfactory to the Underwriters, with respect to this Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriters may require.

     f. The Underwriters shall have received at each Time of Delivery for the Designated Securities, a letter dated the date hereof or at and as of such Time of Delivery, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered at
                                           --------
and as of the Time of Delivery shall use a "cut-off date" not earlier than the date hereof.

     g. Any certificate signed by any officer of the Company and delivered to the Underwriters or the Underwriters' counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     5.   COVENANTS OF THE COMPANY.  In further consideration of the agreements
          ------------------------
of the Underwriters herein contained, the Company covenants with the Underwriters as follows:

     a. To furnish to the Underwriters, without charge, two signed copies of the Registration Statement (including exhibits thereto) and a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Underwriters in New York City, without charge, prior to 5:00 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.

     b. Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

     c. If during such period after the first date of the public offering of the Designated Securities as in the Underwriters' opinion the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Designated Securities may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

     d. To endeavor to qualify the Designated Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request, to comply with such laws as to permit the continuance of sales and dealings in such jurisdictions until the earlier of (i) one year after the date of this Agreement and (ii) as long as may be necessary to complete the distribution of Designated Securities; provided, however, that the Company will not be required to qualify as a foreign corporation, to file a general consent to service of process in any such jurisdiction or to take any other action that would subject the Company to service of process in any suits other than those arising out of the offering of the Designated Securities or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

     e. To make generally available to the Company's security holders and to the Underwriters as soon as practicable an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

     6.   EXPENSES.  Whether or not the transactions contemplated in this
          --------
Agreement or any Pricing Agreement are consummated or this Agreement or any Pricing Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement and the applicable Pricing Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Designated Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Designated Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Designated Securities under state securities laws and all expenses in connection with the qualification of the Designated Securities for offer and sale under state securities laws as provided in Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) the cost of printing certificates representing the Designated Securities, (v) the costs and charges of any transfer agent, registrar or depositary, (vi) the fees and expenses of the Trustee and the fees and disbursements of its counsel and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution" and Section 10 entitled "Miscellaneous," the Underwriters will pay all of their costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Designated Securities by it and any advertising expenses connected with any offers it may make. It is also understood that nothing in this Agreement or the applicable Pricing Agreement shall change or set aside any existing arrangement or agreement between the Company and the Underwriters with respect to fees or expenses incurred or to be incurred in connection with the transactions contemplated by this Agreement or the applicable Pricing Agreement.

     7.   INDEMNITY AND CONTRIBUTION.  a.  The Company agrees to indemnify and
          --------------------------
hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in the Registration Statement a material fact necessary in order to make the statements therein not misleading, or caused by any omission or alleged omission to state in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein.

     b. The Underwriters agree to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state in the Registration Statement a material fact necessary in order to make the statements therein not misleading, or caused by any omission or alleged omission to state in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

     c. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section of the Exchange Act and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by the Underwriters. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     d. To the extent the indemnification provided for in paragraph (a), (b) or (c) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Designated Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     e. The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     f. The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Designated Securities.

     8.   TERMINATION.  This Agreement and each Pricing Agreement shall be
          -----------
subject to termination by notice given by the Underwriters to the Company, if
(a) after the execution and delivery of this Agreement and prior to each Time of Delivery (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Underwriters' judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through
(iv) such event, singly or together with any other such event, makes it, in the Underwriters' judgment, impracticable to market the Designated Securities on the terms and in the manner contemplated in the Prospectus.

     9.   Default by One or More of the Underwriters.  a.  If any Underwriter
          ------------------------------------------
shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration

Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     b. If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made); but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     c. If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10.  MISCELLANEOUS.  If this Agreement  or any applicable Pricing Agreement
          -------------
shall be terminated by the Underwriters because (A) of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or (B) if for any reason the Company shall be unable to perform its obligations under this

Agreement, then the Company will reimburse the Underwriters, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder. If any Pricing Agreement shall be terminated pursuant to
Section 8 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 7 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 7 hereof.

     11.  EFFECTIVENESS.  Each of this Agreement and each applicable Pricing
          -------------
Agreement shall become effective upon the execution and delivery hereof and thereof, as applicable, by the parties hereto.

     12.  COUNTERPARTS.  This Agreement and each applicable Pricing Agreement
          ------------
may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13.  APPLICABLE LAW.  This Agreement and each applicable Pricing Agreement
          --------------
shall be governed by and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1404 of the New York General Obligations Law.

     14.  HEADINGS.  The headings of the sections of this Agreement and each
          --------
applicable Pricing Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     15.  NOTICES.  Except as otherwise provided in this Agreement and in the
          -------
applicable Pricing Agreement, all notices, requests and other communications to any person provided for hereunder shall be in writing and shall be given to such person (a) in the case of any Underwriter, to such Underwriter at the address set forth in its Underwriters' Questionnaire, or telex constituting a Questionnaire, which address will be supplied to the Company by the Representatives upon request, or (b) in the case of the Company, at McKesson Corporation, One Post Street, San Francisco, California 94104, to the attention of its General Counsel, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Underwriters in writing. Each such notice, request or other communication shall be effective
(i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including without limitation, by air courier), when delivered at the address specified above. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriter, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

                                         Very truly yours,


                                         McKESSON CORPORATION


                                         By:_________________________________
                                            Name:
                                            Title:



Accepted, __________________

____________________________
____________________________

By:  _______________________


By:_________________________
   Name: ___________________
   Title:   ________________

                                                                         ANNEX I

                               Pricing Agreement
                               -----------------



Ladies and Gentlemen:

     McKesson Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ___________, ____ (the "Underwriting Agreement"), between the Company on the one hand and _________________________________ on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in
Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 15 of the Underwriting Agreement and the address of the Representatives referred to in such Section 15 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriters in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                            Very truly yours,

                                            McKESSON CORPORATION



                                            By:_____________________________
                                               Name:
                                               Title:


Accepted as of the date hereof:

------------------------------
Name(s) of Co-Representative(s)


By:________________________________
      (______________________)

                                   SCHEDULE I


                                 Principal Amount
                                       of              Number of
                                 Debt Securities        Warrants
           Underwriters          to be Purchased     to be Purchased

          --------------        ------------------  ------------------

[Name(s) of Representative(s)]
[Names of other Underwriters]

        Total                   ==================  ==================

                                  SCHEDULE II

Principal Amount of Debt Securities:............

Number of Warrants:.............

Initial Offering Price to Public:
     [$........ per Debt Security] [Formula]
     [$........ per Warrant] [Formula]

Purchase Price by Underwriters:
     [$........ per Debt Security] [Formula]
     [$........ per Warrant] [Formula]

Commission Payable to Underwriters:
$........ per Debt Security
$........ per Warrant

Form of Designated Securities:

Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or [its designated custodian, the Representatives]

Specified Funds for Payment of Purchase Price:

Blackout Provisions:

Time of Delivery:
 ......... a.m. (New York City time), .................., 19..

Closing Location:

Names and Addresses of Representatives:
     Designated Representatives:
     Address for Notices, etc.:

Other Terms: